UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 4, 2011
(Date of earliest event reported)

SILVER DRAGON RESOURCES INC.
(Exact name of small business issuer as specified in its charter)

0-29657
(Commission File Number)

Delaware	33-0727323
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

5160 Yonge Street, Suite 803
Toronto, Ontario, M2N 6L9
(Address of Principal Executive Offices) (Zip Code)

(416) 223-8500
(Registrant's telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4c))

Item 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 4, 2011, the Board of Directors of Silver Dragon Resources Inc. (the “Company”) adopted amended and restated bylaws (the “Bylaws”) of the Company to (i) clarify that consents and other director communications may be made by electronic transmission, (ii) revise the methods and timing requirements for the giving of notice to directors of meetings of the Board of Directors, (iii) address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors, and (iv) make various technical and formatting changes.

The Bylaws provide that stockholders wishing to nominate an individual to stand for election to the Board of Directors must provide timely written notice to our Corporate Secretary containing the following information:

  the name and address of the stockholder proposing such business (each such stockholder, a "Nominating Person");

  the class and number of shares of the Company that are owned beneficially by each Nominating Person;

  with respect to each director nominee proposed by a stockholder, such nominee’s written consent to being named in our proxy statement as a nominee and to serving as a director, if elected;

  as to each person, if any, whom the Nominating Person proposes to nominate for election as a director: the name, age, business address and residence address of such person, the principal occupation or employment of such person and the class and number of shares of the Company that are beneficially owned by such person; and

  such other information regarding each Nominating Person and each nominee proposed by the Nominating Person as would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations or proxies for election of directors, or would be otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder.

To be timely, a stockholder’s notice in respect of a director nomination must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not less than 45 calendar days nor more than 90 calendar days prior to the meeting. However, in the event that less than 55 calendar days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made.The foregoing summary information set forth in this Current Report on Form 8-K regarding the Company's Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Silver Dragon Resources Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER DRAGON RESOURCES INC.

Date: August 4, 2011	/s/ Marc Hazout
By: Marc Hazout, President & CEO